Common Stock	6 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Common Stock

The Company is authorized to issue 100,000,000 shares of its common stock with a par value of $0.0001. All shares are ranked equally with regards to the Company's residual assets.

During the six months ended June 30, 2016, the Company issued 403,060 common shares, the proceeds of which were received during the year ended December 31, 2015.

During the period ended June 30, 2016, the Company entered into a Equity Purchase Agreement (the "Agreement") pursuant to which the Company will issue up to $1,000,000 of the Company's common stock. All sales of the Company's stock pursuant to the Agreement are subject to the Company fulfilling certain conditions contained therein, including the filing and effectiveness of a registration document with the SEC to register the shares of the common stock to be sold.